PLEDGE AGREEMENT

THIS AGREEMENT is made and entered into this 28th day of December, 2007, at Spartanburg, South Carolina, by and between FIRST NATIONAL BANCSHARES, INC.  (“Pledgor”), and NEXITY BANK (“Lender”).

1.           PLEDGE OF STOCK.

In consideration of any financial accommodation given, to be given or continued to the Pledgor, and as collateral security for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of the Pledgor to Lender incurred pursuant to that certain Loan Agreement (and as the same may be hereafter amended, supplemented, extended or modified) dated of even date herewith (hereinafter the Loan Agreement), and that certain Promissory Note of the Pledgor dated of even date herewith (hereinafter the “Note”), the Pledgor, hereby assigns, transfers to and pledges with and grants to Lender pursuant to the South Carolina Uniform Commercial Code a security interest in Pledgor’s right, title and interest in  1,100,000 shares of the common stock of First National Bank of the South (formerly known as First National Bank of Spartanburg) a national banking association (the “Bank”) as evidenced by Stock Certificate No. 001 for 1,100,000 shares issued by the Bank (the “Shares”), together with any and all stock rights, rights paid in stock, new securities or other properties to which the Pledgor is or may hereafter become entitled to receive on account of Shares, and in the event that the Pledgor receives any such property, the Pledgor will immediately deliver it to Lender to be held by Lender hereunder in the same manner as the stock originally pledged hereunder.  All property and property rights assigned, transferred to, pledged with Lender and in which Lender is granted a security interest under this paragraph is hereinafter referred to as the “Collateral”.

Upon execution and delivery of this Agreement, Pledgor shall deliver to Lender certificates evidencing the Shares, accompanied by executed stock powers in blank with respect to the Shares in favor of Lender, the rights of Lender under which shall be exercisable only upon the occurrence of an Event of Default, and by such other instruments or documents as Lender or its counsel may reasonably request.  Pledgor represents that it is the legal and equitable owner of, and has the complete and unconditional authority to pledge, the Shares, and holds the same free and clear of all liens, charges, encumbrances and security interests except those in favor of Lender granted hereunder, and will defend its title thereto against the claims of all persons whomsoever.  All of the Shares are duly authorized, validly issued, fully paid and nonassessable.

The Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of the Pledgor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.  All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Lender by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at the rate as set forth in said Note.

2.           RELEASE OF COLLATERAL FROM PLEDGE.

Within seven (7) days of any principal payment on said Note (as set forth in the Note), a number of Shares of Collateral shall be released from the total number of Shares pledged hereunder. The number of Shares so released shall be the total number of Shares pledged hereunder immediately prior to such release multiplied by a fraction (i) the numerator of which is the amount of principal paid during such calendar year, and (ii) the denominator of which is the amount of principal and interest paid during such calendar year plus the amount of the principal to be paid for all future years. If the Collateral at the end of any calendar year includes more than one class of securities, the number of securities of each class to be released for such calendar year shall be determined by applying the same fraction to each class.

On any business day following the date of any release of Shares provided for in this Section 2, upon not less than two (2) nor more than ten (10) business days’ notice to Lender from the Pledgor that Pledgor desires to deliver replacement stock certificates to evidence only those Shares not theretofore released from the lien hereof, the Pledgor shall deliver one or more duly issued stock certificates evidencing the Collateral not so released, with duly executed stock powers in blank affixed thereto, in such manner and with such supporting documentation (including evidence of the simultaneous cancellation, upon the books of the issuer, of the certificates being surrendered by Lender in exchange therefor), if any, as Lender may reasonably request, to maintain the perfection and priority of the lien of Lender upon the Collateral, and upon receipt by Lender of all such items, Lender shall return to Pledgor all or any part of the certificates, as appropriate, theretofore held by it evidencing the Collateral. After any Shares have been released from the security interest provided for herein and prior to any such delivery of replacement certificates, Lender shall hold for safekeeping all certificates representing all such released Shares to the extent of such release.  As an alternative to delivering to Lender stock certificates representing the Shares, Pledgor may instead grant Lender a security interest in Pledgor's brokerage account with respect to the pledged Shares constituting the collateral at a given time.

3.           PRESERVATION AND PROTECTION OF COLLATERAL.

Lender shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

4.           SALE OR TRANSFER OF NOTE.

Upon the transfer of all or any part of the indebtedness, Lender may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred; but with respect to any Collateral not so transferred, Lender shall retain all rights and powers hereby given.

5.           DEFAULT.

Should any Event of Default specified in the Loan Agreement occur, Lender or any holder of any indebtedness secured hereby, is given full power and authority, then or at any time thereafter, at its election, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or notice or advertisement, in such order as Lender may elect; and such sale may be made either at public or private sale at Lender’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as Lender may deem fair; and Lender may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or right of redemption. Demands of performance, notices of sale, advertisements, presence of property and sale, and the applicable provisions of the South Carolina Uniform Commercial Code are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of Lender or any holder of any indebtedness secured hereby. Pledgor recognizes that Lender may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state law, and as a consequence may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such stock were sold at public sales, and that Lender has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act of 1933 or applicable state law. The Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. In addition to the foregoing, Lender or such other holder may exercise such other rights and remedies as may be available to it under the Loan Agreement, at law (including without limitation the Uniform Commercial Code as in effect in the State of South Carolina) or in equity.

6.           PROCEEDS OF SALE.

The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by Lender or other holder of the Note in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, attorneys’ fees or expenses mentioned herein, and to the payment of the Note or any part thereof, all in such order and manner as Lender or such holder in its discretion may determine or as otherwise required by applicable law. Lender or such holder shall, upon satisfaction in full of all such obligations, pay any balance to the undersigned or to the person or persons entitled thereto upon proper demand being made therefor.

7.           PRESENTMENTS, ETC.

Lender shall be under no duty or obligation whatsoever, other than as set forth in said Note, to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidence of indebtedness held by Lender as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

8.           ATTORNEY-IN-FACT.

Except as to voting rights as set forth in Paragraph 10 hereof, the Pledgor hereby appoints Lender as Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

9.           WAIVER BY PLEDGOR.

The Pledgor waives any right to require Lender to (a) proceed against any person or entity, (b) proceed against or exhaust any Collateral, or (c) pursue any other remedy in Lender’s power; and waives any defense arising by reason of any disability or other defense of any other person, or by reason of the cessation from any cause whatsoever of the liability of any other person or entity. Until all indebtedness arising under the Loan Agreement and the Note shall have been paid in full, the Pledgor shall have no right of subrogation, and the Pledgor waives any right to enforce any remedy which Lender now has or may hereafter have against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Lender.

Lender may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to the Pledgor and the receipt of the Pledgor shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

10.           VOTING RIGHTS.

(a)           So long as no Event of Default as defined in the Loan Agreement shall have occurred, any such cash dividends may be retained by Pledgor and applied by it for any purpose not inconsistent with the Loan Agreement. All other dividends and distributions, and following the occurrence of any Event of Default all cash dividends, shall be promptly delivered to Lender (together, if Lender shall request, with stock powers duly executed in blank affixed thereto) to be held, released or disposed of by it hereunder or, at Lender’s option, to be applied to the indebtedness hereby secured as it becomes due.

(b)           So long as no Event of Default as defined in the Loan Agreement shall have occurred and no Event of Default would occur thereby, the registration of the Collateral in the name of the Pledgor shall not be changed and the Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

(c)           Upon the occurrence of any Event of Default as defined in the Loan Agreement, at Lender’s option all rights of the Pledgor to exercise the voting or consensual rights and powers which they are authorized to exercise pursuant to subsection (b) above and to receive and retain dividends upon the Shares shall cease, and shall thereupon be vested in Lender, and Lender may thereupon, at its option, from time to time after the occurrence of an Event of Default, cause the Shares to be registered in the name of Lender or its nominee or agent and/or exercise such voting or consensual rights and powers as appertain to ownership of the Shares, and to that end the Pledgor hereby appoints Lender as it proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to their shares constituting Collateral hereunder upon the occurrence of any Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and the Pledgor hereby agrees to provide such further proxies as Lender may request; provided however, that Lender in its discretion from time to time may refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

11.           POWER OF SALE.

Until all indebtedness of the Pledgor to Lender shall have been paid in full, the power of sale and other rights, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any such indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the Pledgor may have ceased.

12.           OTHER RIGHTS.

The rights, powers and remedies given to Lender by this Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law. Any forbearance or failure or delay by Lender in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Lender shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing.

13.           FURTHER ASSURANCES.

The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Lender its rights, powers and remedies hereunder. The Pledgor hereby consents and agrees that the issuers of or obligers in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Lender to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Pledgor or any other person to any of such issuers or obligers.

14.           BINDING AGREEMENT; ASSIGNMENT.

This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by Lender as collateral under this Agreement. All references herein to Lender shall include any other holders from time to time of the Note.

15.           GOVERNING LAW.

The validity and interpretation of this Agreement and performance of the parties hereto of their respective duties and obligations hereunder shall be governed by the laws of the State of South Carolina.

16.           SEVERABILITY.

In case any lien, security interest or other right of Lender or provisions hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other lien, security interest or other right granted hereby or provision hereof.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

FIRST NATIONAL BANCSHARES, INC.

By:
Kitty B. Payne
Its:	Chief Financial Officer

NEXITY BANK

By:
Its:

(CORPORATE SEAL)

Irrevocable Stock Power

For value received the undersigned, in her capacity as Chief Financial Officer of  First National Bancshares, Inc., does hereby sell, assign and transfer unto, Nexity Bank 1,100,000 shares of the outstanding common stock of First National Bank of the South, as represented by Certificate Number 001. The undersigned further irrevocably constitutes and appoints _________________, as Attorney to transfer the said shares on the books of First National Bank of the South with full power of substitution in the premises.

FIRST NATIONAL BANCSHARES, INC.

By:
Kitty B. Payne
Its:	Chief Financial Officer

Dated:	______________________